                                                                  Exhibit 99.2.H

                                 DECS TRUST II

                              ___________ DECSSM*

(Representing Beneficial Interests in Contracts Relating to Subordinate Voting Shares, without par value, of Royal Group Technologies Limited)

                             Underwriting Agreement


                                                              New York, New York
                                                                October __, 1997

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

     DECS Trust II, a statutory business trust organized under the Delaware Business Trust Act, 12 Del.C. Section 3801 et seq., (the "Delaware Act") of the State of Delaware (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue and sell to Salomon Brothers Inc ("SBI") an aggregate of ___________ DECS representing shares of beneficial interest in the Trust (the "Underwritten DECS"). In addition, SBI will have an option to purchase up to 427,500 DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS") to cover over-allotments, if any. The Option DECS and the Underwritten DECS, together with the __________ DECS of the Trust subscribed for by SBI pursuant to the Subscription Agreement, dated as of October 8, 1997, between SBI and the Trust (the "Subscription DECS"), are referred to herein as the "Securities." The Securities are to be issued under an Amended and Restated Declaration of Trust, dated as of October 22, 1997 (the "Trust Agreement"), among the trustees of the Trust (the "Trustees") and SBI, as sponsor.

     The Trust has entered into forward purchase contracts (the "Contracts") with the persons listed on Schedule I hereto (each, a "Seller" and collectively, the "Sellers") and the related persons listed on Schedule I hereto under "Corporate Seller Control Person" (each, a "Corporate Seller Control Person" and collectively, the "Corporate Seller Control Persons") pursuant to which each Seller has agreed to sell, and the Trust has agreed to purchase, the number of subordinate voting shares, without par value (the "Shares"), of Royal Group


* Plus an option to purchase from DECS Trust II up to 427,500 additional DECS to cover over-allotments.

Technologies Limited (the "Company") specified therein on November 15, 2000 (the "Exchange Date") (subject to the Sellers' right to deliver cash with a value equivalent thereto, or other property, as provided in the Contracts). Each Seller's obligations under his or its respective Contract will be secured by a pledge of collateral under a collateral agreement (each a "Collateral Agreement") among such Seller, the Trust and The Bank of New York ("BoNY"), as collateral agent (in such capacity, the "Collateral Agent") and, in some cases, under a collateral agency agreement (the "Collateral Agency Agreement") among such Seller, the Trust, the Collateral Agent, the Company and CIBC Mellon Trust Company, as sub-collateral agent (the "Sub-Collateral Agent").

     It is understood that two forms of prospectus are to be prepared relating to the offering and sale of the Shares in connection with the offering and the sale of the DECS: one Canadian form of prospectus and one U.S. form of prospectus, which is to be attached to the Preliminary Trust Prospectus and the Trust Prospectus described below. The two forms of prospectus are identical except for certain substitute pages, including the outside front and outside back cover pages and certain legends required under Canadian or U.S. law. Unless the context otherwise requires, references herein to any Company prospectus, whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and Canadian versions thereof.

     Certain terms used in this Agreement are defined in paragraph (d) of
Section 1 and paragraph (d) of Section 2.

     1. Representations and Warranties of the Trust. The Trust represents and warrants to, and agrees with, SBI as set forth below in this Section 1.

     (a) The Trust meets the requirements for use of Form N-2 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") (a) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and (b) a registration statement on Form N-2 (Nos. 333-35147 and 811-08345), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (ii), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such prospectus with respect to the DECS and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the DECS and the offering thereof and, except to the extent SBI shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the

Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

     (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and, when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date, the Trust Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act, and the respective rules thereunder.

     (c) On the Trust Effective Date, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and, on the date of any filing pursuant to Rule 497(h) and on the Closing Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Trust Effective Date" shall mean each date that the Trust Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) of this Section 1 and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information. "Trust Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS that is included in the Trust Registration Statement at the Trust Effective Date. "Trust Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 1, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A. "Rule 430A," "Rule 497(h)," "Rule 462(b)" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement when it becomes effective pursuant to Rule 430A. If the Trust has filed an abbreviated registration statement to register additional DECS pursuant to Rule 462(b) (a "Rule 462 Trust Registration Statement"), then any reference herein to the term "Trust Registration Statement" shall be deemed to include such Rule 462 Trust Registration Statement. As used herein, the terms "Trust Registration Statement", "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the any Company prospectus attached thereto.

     (e) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

     (f) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Documents (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

     (g) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

     (h) This Agreement has been duly authorized, executed and delivered by the Trust.

     (i) Each of the Contracts, the Collateral Agreements, the Collateral Agency Agreements, the Administration Agreement between BoNY and the Trust (the "Administration Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between SBI and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Collateral Agency Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

     (j) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of a Restated Certificate of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by SBI.

     (k) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

     (l) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

     (m) On the Closing Date, as defined below in Section 5, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

     (n) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

     (o) The DECS have been duly authorized by the Trust for issuance to SBI pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

     (p) The DECS have been approved for listing on the New York Stock Exchange, Inc. (the "NYSE"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

     (q) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

     (r) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or files as required.

     (s) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.

     (t) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

     (u) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

     (v) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the

Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (w) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles in the United States.

     (x) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     (y) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, and has not effected any sales of the Company's common stock that, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, SBI as set forth below in this Section 2.

     (a) The Company has prepared and filed a preliminary short form prospectus relating to the Shares (the "Canadian Preliminary Prospectus") in the Province of Ontario, which has been notified that it has been selected as the principal jurisdiction related to the offering and sale of the Shares in connection with the offering and sale of the DECS. The Company meets the requirements for use of Form F-10 under the Act and has filed with the Commission a registration statement (file number 333-7744) on such Form F-10, including a related preliminary prospectus (which shall be the Canadian Preliminary Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission), for the registration under the Act of the offering and sale of the Shares in connection with the offering and sale of the DECS. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. Either (A) the Company has prepared and proposes to file, on or prior to the Company Effective Date (i) in the Province of Ontario a final short-form prospectus relating to the Shares and the offering thereof (the "Canadian Final Prospectus") and (ii) with the Commission, prior to effectiveness of such registration statement, an amendment to such registration statement, including the Canadian Final Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) or (B) if the Company has elected to rely upon the rules and procedures established pursuant to National Policy Statement No. 44 of the Canadian Securities Administrators for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures"), the Company (i) has prepared and filed (x) in the Province of Ontario, and has obtained from the Ontario Securities Commission a receipt or deemed receipt for, a final short form prospectus relating to the Shares and the offering thereof

(the "Final PREP Prospectus") omitting the PREP Information and (y) with the Commission, an amendment to such registration statement, including the Final PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) omitting the PREP Information, which most recent such amendment has been declared effective by the Commission, and (ii) will prepare and file, as soon as possible and in any event within two business days (being a day that is a business day in [both/either] Toronto and New York City) after the Execution Time (x) in the Province of Ontario, in accordance with the PREP Procedures, a supplemented Final PREP Prospectus setting forth the PREP Information (the "PREP Prospectus Supplement") and (y) with the Commission, in accordance with General Instruction II.L of Form F-10, the PREP Prospectus Supplement with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the "U.S. Company Prospectus Supplement").

     (b) On the Company Effective Date, the Company Registration Statement did or will, and on the date of its first filing the U.S. Company Prospectus did or will, and on the Closing Date, the U.S. Company Prospectus (and any amendment or supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder; on the Company Effective Date, the Company Registration Statement did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the applicable filing date, the U.S. Company Prospectus and any amendment or supplement thereto did not or will not, and on the Closing Date, the U.S. Company Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Company Registration Statement or the U.S. Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company (i) by SBI specifically for inclusion in the Company Registration Statement or the U.S. Company Prospectus (or any amendment or supplement thereto) or (ii) by any Seller specifically for inclusion in the Company Registration Statement or the U.S. Company Prospectus (or any amendment or supplement thereto).

     (c) The Company has also prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Company Registration Statement (the "Form F-X").

     (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Company Effective Date" shall mean each date that the Company Registration Statement and any post-effective amendment or amendments thereto became or become effective. "U.S. Preliminary Company Prospectus" shall mean each prospectus used in the United States that is used
(i) before the Company Effective Date or (ii) if the Company has elected to rely on the PREP Procedures, after the Company Effective Date and prior to the filing of the PREP Prospectus Supplement and that omits the PREP Information, in each case including the documents incorporated by reference therein. "Canadian Prospectus" shall mean the Canadian Final Prospectus or, if the Company has elected to rely upon the PREP Procedures, the Final PREP Prospectus, including the documents incorporated by reference therein, except that, if, after the Execution Time, a PREP Prospectus Supplement containing the PREP Information is (i) furnished to SBI or (ii) filed with the Ontario Securities Commission, the term "Canadian Prospectus" shall refer to such PREP Prospectus Supplement, including the documents incorporated by reference therein. "U.S. Company Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS that is included in the Company Registration Statement at the Company Effective Date, except that, if a U.S. Company Prospectus Supplement containing the PREP Information is furnished to SBI after the Execution Time (whether or not such prospectus is required to be filed pursuant to the rules and regulations of the Commission under the Act), the term "U.S. Company Prospectus" shall refer to such U.S. Company Prospectus Supplement, including the documents incorporated by reference therein. "Company Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 2 including incorporated documents, exhibits and financial statements, as amended at the Execution Time and including, if applicable, the PREP Information (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. The information, if any, included in the PREP Prospectus Supplement that is omitted from the Final PREP Prospectus but that is deemed under the PREP Procedures to be incorporated by reference into the Final PREP Prospectus as of date of the PREP Prospectus Supplement is referred to herein as the "PREP Information." "Supplementary Material" shall refer collectively to any amendment or supplement to the Canadian Prospectus or the U.S. Company Prospectus (including in each case any document incorporated by reference therein) that may be filed by or on behalf of the Company with the Commission prior to the completion of distribution of the DECS and the Shares. Any reference herein to the Company Registration Statement, Canadian Preliminary Prospectus, U.S. Preliminary Company Prospectus, Canadian Prospectus or U.S. Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 4 of Form F-10 that were filed under the Exchange Act with the Commission, or with the Ontario Securities Commission under the Canadian Securities Laws (as defined below in paragraph (e) of this Section 3), on or before the Company Effective Date or the issue date of such Canadian Preliminary Prospectus, U.S. Preliminary Company Prospectus, Canadian Prospectus or U.S. Company Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Company Registration Statement, any Canadian Preliminary Prospectus, any U.S. Preliminary Company Prospectus, the Canadian Prospectus or the U.S. Company Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act with the Commission or the filing of any document with the Ontario Securities Commission under the Canadian Securities Laws, in each case after the Company Effective Date or the issue date of any Canadian Preliminary Prospectus, any U.S. Preliminary Company Prospectus, the Canadian Prospectus or the U.S. Company Prospectus, as the case may be, deemed to be incorporated therein by reference.

     (e) At the Closing Date (as defined below in Section 5) (i) the Canadian Prospectus will comply in all material respects with all applicable securities laws in each of the Canadian provinces and the respective rules and regulations under such laws, together with applicable published policy statements (including the PREP Procedures, if applicable), blanket orders and applicable notices of the Ontario Securities Commission (the "Canadian Securities Laws") and the Ontario Securities Commission shall have issued a receipt for the Canadian Prospectus; (ii) the U.S. Company Prospectus will be identical to the Canadian Prospectus except for such deletions therefrom or additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission; and (iii) the Canadian Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Canadian Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company (i) by SBI specifically for inclusion in the Canadian Prospectus (or any supplement thereto) or (ii) by any Seller specifically for inclusion in the Canadian Prospectus (or any supplement thereto).

     (f) No order preventing or suspending the use of the Canadian Preliminary Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened, by the Ontario Securities Commission; as of its date, the Canadian Preliminary Prospectus complied in all material respects with the Canadian Securities Laws. No stop order suspending the effectiveness of the Company Registration Statement is in effect, no order preventing or suspending the use of any U.S. Preliminary Company Prospectus has been issued by the Commission, and no proceedings for any such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. Each document incorporated by reference in the Company Registration Statement or the U.S. Company Prospectus, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each document incorporated by reference in the Canadian Preliminary Prospectus and the Canadian Prospectus, or any amendment or supplement thereto, when they were filed or are filed in the Province of Ontario, conformed or will conform in all material respects to the Canadian Securities Laws as interpreted and applied by the Ontario Securities Commission.

     (g) Schedule II to this Agreement contains a complete and correct list of all material direct and indirect subsidiaries of the Company (the
"Subsidiaries").

     (h) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Canadian Prospectus and the U.S. Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Canadian

Prospectus and the U.S. Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus, there has not been any change in the outstanding capital stock, long-term debt, or (other than in the ordinary course of business) short-term debt of the Company or a material adverse effect on (i) the business, operations, properties, assets, liabilities, net worth, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries or (ii) the ability of the Company to perform any of its obligations under this Agreement, taken as a whole (a "Company Material Adverse Effect"), or any development involving a prospective Company Material Adverse Effect, otherwise than as set forth or contemplated in the Canadian Prospectus and the U.S. Company Prospectus.

     (i) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by each of them, free and clear of all liens, encumbrances and defects except such as are described in the Canadian Prospectus and the U.S. Company Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and such Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries.

     (j) The Company and each of the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Canadian Prospectus and the U.S. Company Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction which requires such qualification in which it owns or leases material properties, or conducts any material business, except where the failure or failures to so qualify or be in good standing would not in the aggregate result in a Company Material Adverse Effect.

     (k) The Company has an authorized capitalization as set forth in the Canadian Prospectus and the U.S. Company Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Canadian Prospectus and the U.S. Company Prospectus; except as described in the Canadian Prospectus and the U.S. Company Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company; except as described in the Canadian Prospectus and the U.S. Company Prospectus, there are no warrants, options or other rights to purchase any securities of the Company; neither the filing of the Company Registration Statement nor the offering or sale of the Shares or the DECS as contemplated by this Agreement, the Canadian Prospectus and the U.S. Company Prospectus gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied.

     (l) All outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except as noted on Schedule II, are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and any other security interest, claim, lien or encumbrance.

     (m) The performance of this Agreement by the Company and the consummation of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of the property or assets of the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or the constituent documents of any Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for consummation by the Company of the transactions contemplated by this Agreement, the Canadian Prospectus and the U.S. Company Prospectus, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act, the Canadian Securities Laws and state securities or Blue Sky laws in connection with the offer and sale of the Shares.

     (n) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than as set forth or contemplated in the Canadian Prospectus and the U.S. Company Prospectus, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate, result in a Company Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or by any other persons.

     (o) KPMG (who have certified certain financial statements of the Company) are, with respect to the Company, independent public accountants as required by the Act, the rules and regulations of the Commission thereunder and the Canada Business Corporations Act.

     (p) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company that are subject to ERISA comply in all material respects with the requirements of ERISA, and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation.

     (q) All Employee Plans and any amendments thereto are duly registered or filed where required or permitted by law, including registration or filing with the relevant tax authorities where such registration or filing is required to qualify for beneficial tax status, and the Employee Plans have been established, registered, invested and administered in accordance with all applicable laws, except where the failure to do so, individually or in the aggregate, would not result in a Material Adverse Effect. All obligations regarding the Employee Plans have been satisfied and there are no outstanding defaults or violations by any party thereto, and no taxes are owing or eligible under any Employee Plan, which defaults, violations or tax deficiencies, individually or in the aggregate, could result in a Material Adverse Effect. There have been no improper withdrawals, transfers or applications of assets from or under the Employee Plans or the funds relating thereto, and neither the Company, the Subsidiaries nor any of their agents, have been in breach of any fiduciary obligation with respect to the administration of the Employee Plans or the funds relating thereto that could result in a Material Adverse Effect. All returns, filings, reports and disclosures relating to Employee Plans required pursuant to the terms of such plans or by application of law have been filed or distributed in accordance with the terms of such Employee Plans and applicable laws, except where the failure to so comply, individually or in the aggregate, would not result in a Material Adverse Effect. There are no actions, suits, claims, trials, demands, arbitrations or other proceedings pending or, to the knowledge of the Company, threatened with respect to the Employee Plans against the Company or any of the Subsidiaries or any fiduciary, funding agent, insurer or fund of such Employee Plans, other than ordinary and usual claims for benefits by employees or beneficiaries, that could be expected to materially adversely affect the business or condition of the Company and the Subsidiaries taken as a whole. All Employee Plans that are funded plans are funded or insured in accordance with their terms, rules and all applicable laws, except where the failure to so comply, individually or in the aggregate, would not result in a Material Adverse Effect. All required contributions, premium payments and source-deducted employee contributions under the Employee Plans have been or will be made to the funding agents as required by the Employee Plans or applicable law, including all current service costs and any special payments or contributions required to be made, except where the failure to so comply, individually or in the aggregate, would not result in a Material Adverse Effect. In this paragraph (q), "Employee Plans" mean each retirement, pension, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, incentive or other compensation plan or arrangement or other employee benefit which is maintained, or otherwise contributed to or required to be contributed to, by the Company or the Subsidiaries for the benefit of employees or former employees of the Company and the Subsidiaries.

     (r) The consolidated financial statements of the Company, together with the related schedules and notes thereto, included or incorporated in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with Canadian generally accepted accounting principles and reconciled to U.S. generally accepted accounting principles consistently applied throughout the periods presented, except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Canadian Prospectus and the U.S. Company

Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.

     (s) The Company and each Subsidiary have timely filed all necessary U.S. and Canadian federal, provincial, state and foreign income, franchise and excise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best knowledge of the Company, might be asserted against the Company or any Subsidiary that might result in a Company Material Adverse Effect, except for any such assessment, fine or penalty that is currently being contested in good faith and for which the Company retains adequate reserves; and all tax liabilities are adequately provided for on the books of the Company.

     (t) Neither the Company nor any of the Subsidiaries is in violation of any international, federal, provincial or state law, regulation, or treaty relating to the storage, handling, transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any international, federal, provincial or state law or regulation) or other waste products, which violation may result in a Company Material Adverse Effect, and the Company and each of the Subsidiaries have received all material permits, licenses or other approvals as may be required of them under applicable international, federal, provincial and state environmental laws and regulations to conduct their business as described in the Canadian Prospectus and the U.S. Company Prospectus; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law; and, to the best knowledge of the Company, the disposal of all of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products, if any, has been lawful.

     (u) The Company and the Subsidiaries are and have been, and the condition of any properties previously owned, occupied, managed or used at any time by the Company or the Subsidiaries are and were during the period of ownership, occupancy, management or use, in compliance in all material respects with all Environmental Laws, and the operation of the business does not constitute a breach of any Environmental Laws, except for any breaches that, singly or in the aggregate, would not have a Material Adverse Effect, nor has any claim of nuisance, tort or trespass been made. The Company and the Subsidiaries have neither received nor are subject to any notice of any violation of or allegations of non-compliance with any Environmental Law, except for such violations that, singly or in the aggregate, would not have a Material Adverse Effect, nor, to the knowledge of the Company, are there any existing conditions which might constitute a basis for such allegations nor has the Company or the Subsidiaries received any notice or request for information, from any person, governmental agency or authority issued pursuant to any Environmental Law. The Company and the Subsidiaries have maintained all documents and records, in the manner and for the periods required by Environmental Laws in all material respects, except for such failures to do so that, singly or in the aggregate, would not have a Material Adverse Effect. In this paragraph (u),

"Environmental Laws" mean all applicable Canadian and United States federal, provincial, state, municipal and local laws, statutes, ordinances by-laws and regulations, and orders, directives and decisions rendered by, and policies, instructions, guidelines and similar guidance of, any ministry, department or administrative or regulatory agency relating to the protection of the environment, occupational health and safety or the manufacture, processing, distribution, use, treatment storage, disposal, discharge, packaging, transport, handling, containment, clean-up or other remediation or corrective action of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substances.

     (v) No material relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, except as described in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus or documents incorporated by reference therein.

     (w) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS.

     (x) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks, trade names and patents (collectively, "intellectual property") necessary to carry on its business as presently operated by it, including, without limitation, intellectual property relating to The Royal Building System, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, result in a Company Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could result in a Company Material Adverse Effect.

     (y) The Company holds and is operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business as presently being conducted ("licenses"), and all licenses are valid and in full force and effect, and the Company is in compliance with all laws, regulations, orders and decrees applicable to it, except for such failures that, singly or in the aggregate, would not have a Material Adverse Effect.

     (z) The Company and the Subsidiaries maintain, with financially sound insurers, insurance of the types and in the amounts that are reasonable, customary or required for the business operated by them, all of which insurance is in full force and effect.

     (aa) This Agreement has been duly authorized, executed and delivered by the Company.

     (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
(iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) There is no document or contract of a character required to be described in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus or to be filed as an exhibit to the Company Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and (to the best of the Company's knowledge) by the Company or such Subsidiary in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, fraudulent transfer or other similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity.

     (dd) The outstanding shares of the Company's subordinate voting shares are duly listed and admitted or posted for trading on the NYSE, The Toronto Stock Exchange (the "TSE") and The Montreal Exchange (the "ME").

     3. Representations and Warranties of the Sellers. (a) Each of the Sellers, severally and not jointly, represents and warrants to, and agrees with, SBI, the Company and the Trust that:

           (i) Such Seller has been duly created, is validly existing as a corporation under the laws of the Province of Ontario or Canada, and has the power and authority to own its property and to conduct its business and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified could not have a material adverse effect on such Seller's assets, financial condition or ability to perform its obligations under this Agreement, each of the Contract, the Collateral Agreement and the Collateral Agency Agreement to which such Seller is a party or the Reimbursement Agreement (as defined below).

           (ii) Such Seller has full right, power and authority to enter into and perform its obligations under this Agreement, the Contract of Collateral Agreement and the Collateral Agency Agreement to which such Seller is a party and the letter agreement between the Sellers, the Corporate Seller Control Persons (as defined below) and SBI relating to expenses of the Trust (the "Reimbursement Agreement").

           (iii) This Agreement has been duly authorized, executed and delivered by such Seller. Each of the Contract, the Collateral Agreement and the Collateral Agency Agreement to which such Seller is a party and the Reimbursement Agreement has been duly authorized, executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms.

           (iv) The execution and delivery by such Seller of this Agreement, each of the Contract, the Collateral Agreement to which such Seller is a party and the Reimbursement Agreement, the performance by such Seller of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or give the holder of any indebtedness the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Seller under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Seller pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which such Seller may be bound, or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over such Seller or any of such Seller's assets, properties or operations, or any applicable judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over such Seller or any of such Seller's assets, properties or operations. Amounts received by such Seller at the Closing Time and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), pursuant to such Seller's Contract will not be used by such Seller for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

           (v) Such Seller is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

           (vi) Such Seller is the sole registered owner of and has, and on the Closing Date (and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b)) will have, good and valid title to the Shares to be pledged and assigned by it under its Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to its Collateral Agreement; and such Seller has the full right, power and authority, and all authorization and approval required by law or, in the case of the 126033 Ontario Limited and 3422543 Canada Inc., under the stock control agreement (the "Stock Control Agreement"), dated as of November 30, 1994, among the holders of the multiple voting shares of the Company, the Company and CIBC Mellon Trust Company, as successor trustee to The R-M Trust Company, to pledge and assign the Shares to be pledged and assigned by such Seller pursuant to its Collateral Agreement.

           (vii) Assuming payment of the purchase price on the Closing Date, delivery of the Shares to be sold by such Seller pursuant to such Seller's Contract on the Exchange Date will pass to the Trust and the holders of the Securities title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances, including, without limitation, any transfer restriction created under the Stock Control Agreement. The sale, transfer and delivery of the Shares to be sold by such Seller pursuant to such Seller's Contract is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Seller or (in the case of a Trust Seller) any beneficiary or subsidiary of such Seller is a party or by which any of them is bound.

           (viii) Such Seller hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by such Seller in such Seller's Contract and Collateral Agreement and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (A) SBI, Lang Michener, Canadian counsel to SBI and Cleary, Gottlieb, Steen & Hamilton, U.S. counsel to SBI and (B) the Company, Ogilvy Renault, Canadian counsel to the Company and the Sellers and Shearman & Sterling, U.S. counsel to the Company.

           (ix) Such Seller has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS.

           (x) Such Seller is familiar with the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus and verifies that the information set forth therein respecting him or it is true and complete and has no knowledge of any material fact, condition or information not disclosed in the Canadian Prospectus and the U.S. Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Seller pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Canadian Prospectus and the U.S. Prospectus or any supplement thereto.

           (xi) Such Seller has no reason to believe that any of the representations and warranties of the Company contained in Section 2 hereof are not true and correct in all material respects.

           (b) Each of the Corporate Seller Control Persons, severally and not jointly, represents and warrants to, and agrees with, SBI and the Trust that:

           (i) Such Corporate Seller Control Person has full right, power and authority to enter into and perform his obligations under this Agreement, its Contract and the Reimbursement Agreement.

           (ii) This Agreement has been duly executed and delivered by such Corporate Seller Control Person. Each of its Contract and the Reimbursement Agreement has been duly executed and delivered by such Corporate Seller Control Person and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Corporate Seller Control Person, enforceable against such Corporate Seller Control Person in accordance with its terms.

           (iii) The execution and delivery by such Corporate Seller Control Person of this Agreement, its Contract and the Reimbursement Agreement, the performance by such Corporate Seller Control Person of his obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or give the holder of any indebtedness the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Corporate Seller Control Person under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Corporate Seller Control Person pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which such Corporate Seller Control Person may be bound, or to which any of the property or assets of such Corporate Seller Control Person is subject, nor will such action result in any violation of any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over such Corporate Seller Control Person or any of such Corporate Seller Control Person's assets, properties or operations, or any applicable judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over such Corporate Seller Control Person or any of such Corporate Seller Control Person's assets, properties or operations.

     4. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to SBI, and SBI agrees to purchase from the Trust, at a price of US$__________ per DECS, __________ Underwritten DECS. The purchase price shall be payable in Canadian dollars, calculated at an exchange rate of Cdn$________/US$________.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to SBI to purchase up to 427,500 Option DECS at the same purchase price per DECS as SBI shall pay for the Underwritten DECS. Such option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by SBI. Such option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Trust Prospectus upon written or telecopied notice by SBI to the Trust setting forth the number of the Option DECS as to which SBI is exercising the option and the settlement date. Delivery of certificates for the Option DECS, and payment therefor, shall be made as provided in Section 5 hereof.

     (c) As compensation to SBI for its commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the

Contracts, the Sellers agree to pay to SBI, at the time of each delivery of DECS pursuant to Section 5 hereof, an amount equal to US$__________ per DECS being delivered at such time plus US$__________ per DECS for each Subscription DECS owned by SBI after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement; provided, however, that the aggregate amount payable to SBI by the Sellers shall be paid by the Sellers on a pro rata basis according to the number of Shares pledged by each Seller pursuant to the Collateral Agreement to which such Seller is a party.

     5. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on November __, 1997 (or such later date not later than five business days after such specified date as SBI shall designate), which date and time may be postponed by agreement between SBI and the Trust (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to SBI for the account of SBI against payment by SBI of the purchase price thereof to or upon the order of the Trust by wire transfer to an account designated in writing by the Trust at least two business days in advance of the Closing Date, payable in same-day funds. Delivery of the DECS shall be made through the facilities of The Depository Trust Company.

     The Trust agrees to have the DECS available for inspection and checking by SBI in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     If the option provided for in Section 4(b) hereof is exercised after the first business day prior to the Closing Date, the Trust will deliver (at the expense of the Trust) to SBI at Seven World Trade Center, New York, New York, on the date specified by SBI (which shall be within three business days after exercise of said option), certificates for the Option DECS in such names and denominations as SBI shall have requested against payment of the purchase price thereof to or upon the order of the Trust by wire transfer to an account designated in writing by the Trust at least two business days in advance of such settlement date, payable in same-day funds. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and the Sellers will deliver to SBI on the settlement date for the Option DECS, and the obligation of SBI to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 10 hereof.

     6. Offering by SBI. It is understood that SBI proposes to offer the DECS for sale to the public as set forth in the Trust Prospectus.

     7.  Agreements of the Trust.  The Trust agrees with SBI that:

     (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus without SBI's prior consent. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to SBI of such timely filing. The Trust will promptly advise SBI (i) when the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the rules thereunder, the Trust promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance.

     (c) The Trust will furnish to SBI and counsel for SBI, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to SBI not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (ii) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 12:00 Noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as SBI may reasonably request; further, so long as delivery of a prospectus by SBI or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as SBI may reasonably request.

     (d) The Trust will arrange for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as SBI may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay the fee of NASD Regulation, Inc. (the "NASD") in connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

     8.  Agreements of the Company.  The Company agrees with SBI that:

     (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective under the Act as promptly as possible and, if the Company elects to rely upon the PREP Procedures, to prepare the U.S. Company Prospectus in a form approved by you and to comply with the requirements of the PREP Procedures and General Instruction II.L of Form F-10; if the Company does not elect to rely on the PREP Procedures, the Company has obtained or will obtain as promptly as practicable but no later than 4:30 PM Toronto time on the date hereof from the Ontario Securities Commission a receipt or deemed receipt for the Final Canadian Prospectus, and has caused or will cause as promptly as possible but no later than 10:00 AM New York City time one business day after the date hereof, the Company Registration Statement to become effective under the Act or, in each case, at such later time or later date as SBI and the Company may agree to in writing. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Canadian Final Prospectus, or any amendment or supplement (i) if the Company has not elected to rely on the PREP Procedures, to the Canadian Prospectus, the U.S. Company Prospectus or any Supplementary Material or (ii) if the Company has elected to rely upon the PREP Procedures, to any U.S. Company Prospectus included in the Company Registration Statement at the time it becomes effective, the Canadian Prospectus, the U.S. Company Prospectus Supplement, the PREP Prospectus Supplement or any Supplementary Material, unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which SBI reasonably objects. The Company will advise SBI promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Canadian Prospectus or the U.S. Company Prospectus or any amended Canadian Prospectus or U.S. Company Prospectus has been filed and will furnish SBI with copies thereof. The Company will file promptly all reports and definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the U.S. Company Prospectus or with the Ontario Securities Commission pursuant to the Canadian Securities Laws subsequent to the date of the Canadian Prospectus and for so long as delivery of a prospectus is required in connection with the offering or sale of the Shares in connection with the offering and sale of the DECS. The Company will promptly advise SBI (i) when the Ontario Securities Commission shall have issued or be deemed to have issued a receipt for the Canadian Final Prospectus or Final PREP Prospectus, as applicable, when the Company Registration Statement or any post-effective amendment to the Company Registration Statement shall have been filed with the Commission or shall have become effective and when any supplement to the Canadian Prospectus or the U.S. Company Prospectus or any amended Canadian Prospectus, U.S. Company Prospectus or any Supplementary Material shall have been filed, (ii) of the receipt of any comments or other communications from the Ontario Securities Commission or from the Commission with respect to the Canadian Prospectus or the Company Registration Statement, (iii) of any request by the

Ontario Securities Commission to amend or supplement the Canadian Prospectus or for any additional information, or of any request by the Commission to amend the Company Registration Statement or to amend or supplement the U.S. Company Prospectus or for any additional information (iv) of the issuance by the Ontario Securities Commission of any order having the effect of ceasing or suspending the distribution of the Shares or the institution or threatening of any proceeding for that purpose and (v) of the issuance by the Commission or the Ontario Securities Commission, as applicable, of any stop order suspending the effectiveness of the Company Registration Statement or any post-effective amendment ,or any order directed at any document incorporated by reference in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus or any amendment or supplement thereto, or any order preventing or suspending the use of any U.S. Preliminary Company Prospectus, the U.S. Company Prospectus or the Canadian Prospectus or any amendment or supplement thereto or any post-effective amendment to the Company Registration Statement, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purpose. The Company will use its best efforts to prevent the issuance of any such order or stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) Within the time during which a prospectus relating to the Shares is required to be delivered under the Act, the Company will comply with all requirements imposed on it by the Canadian Securities Laws or the Act and by the applicable rules and regulations of the Ontario Securities Commission and the Commission thereunder, as from time to time in force, to the extent necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Canadian Prospectus and the U.S. Company Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Canadian Prospectus or the U.S. Company Prospectus in connection with the offering and sale of the Shares in connection with the offering and sale of the DECS and if at such time any event shall have occurred as a result of which the Canadian Prospectus or the U.S. Company Prospectus, in each case as then supplemented or amended, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if for any other reason it shall be necessary during such period to amend the Company Registration Statement or supplement the Canadian Prospectus or the U.S. Company Prospectus, or to file under the Exchange Act or pursuant to the Canadian Securities Laws any document incorporated by reference in the Canadian Prospectus or the U.S. Company Prospectus in order to comply with the Canadian Securities Laws, the Act or the Exchange Act or the respective rules and regulations thereunder, the Company (i) as soon as practicable will notify SBI of such event or necessity and (ii) promptly will prepare and file with the Ontario Securities Commission and with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) promptly will supply to you any supplemented or amended Canadian Prospectus complying with the Canadian Securities Laws and any supplemented or amended U.S. Company Prospectus complying with Section 10(a)(3) of the Act in such quantities as you may reasonably request.

     (c) As soon as practicable, the Company will make generally available to its security holders and to SBI an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (d) The Company will furnish to SBI and counsel for SBI, without charge, signed copies of the Company Registration Statement (including exhibits thereto) and the Form F-X. The Company will furnish to SBI not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price of the DECS was determined, if such determination occurred after 12:00 Noon, New York City time, on such date, as many copies of each U.S. Preliminary Company Prospectus, the U.S. Company Prospectus and any supplement thereto as SBI may reasonably request and, so long as delivery of a prospectus by SBI or any dealer may be required by the Act (including in respect of the offering and sale of the DECS), as many copies of each U.S. Preliminary Company Prospectus and the U.S. Company Prospectus and any supplement thereto as SBI may reasonably request. The Company will pay the expenses of printing or other production of all documents related to the offering (including in respect of the offering and sale of the DECS).

     (e) The Company will cooperate with the Trust for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions in the United States as SBI may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares and will pay the fee of the NASD in connection with its review, if any, of the Company Registration Statement and the offering of the Shares in connection with the offering of the DECS; provided, however, that in connection therewith, the Company shall not be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that you subject it to service of process in suits, other than those arising out of the offering or sale of the Shares in connection with the offering and sale of the DECS, in any jurisdiction where it is not now so subject.

     (f) The Company will not, for a period of 60 days following the Execution Time, without the prior written consent of SBI, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, or announce the offering of, any subordinate voting shares of the Company or any securities convertible into, or exchangeable for, or warrants to acquire, subordinate voting shares of the Company; provided, however, that the foregoing shall not restrict the ability of the Company to take any of the foregoing actions in connection with (i) the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of the DECS, (ii) the offering by the Company, certain of the Sellers and others of up to 4,025,000 Shares as described in Section 10(r) below or (iii) any employee stock option plan, share ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time.

     (g) The Company will furnish the Trust in sufficient quantities for transmission to holders of the DECS the Company's annual report to shareholders and reports on Forms 40-F and 6-K as soon as practicable after such reports are required to be filed with the Commission.

     (h) The Company will take such actions as may be necessary to comply with the rules and regulations of the NYSE, the TSE and the ME in respect of the offering of the Shares contemplated hereby.

     9. Agreements of the Sellers. Each of the Sellers agrees with SBI that such Seller will not, for a period of 60 days following the Execution Time, without the prior written consent of SBI, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Seller or any affiliate of the Seller or any person in privity with the Seller or any affiliate of the Seller), directly or indirectly, or announce the offering of, any subordinated voting shares of the Company or any securities convertible into, or exchangeable for, or warrants to acquire, subordinate voting shares of the Company; provided, however, that the foregoing shall not restrict the ability of such Seller to take any of the foregoing actions in connection with (i) the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of the DECS, (ii) the offering by the Company, certain of the Sellers and others of up to 4,830,000 Shares as described in
Section 10(r) below, (iii) any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and (iv) the sale by each of Gary Brown and Douglas Dunsmuir (or persons, trusts or entities controlled, directly or indirectly, by them) of up to 50,000 Shares.

     10. Conditions to the Obligations of SBI. The obligations of SBI to purchase the DECS shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and the Sellers contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and the Sellers made in any certificates pursuant to the provisions hereof, to the performance by the Trust, the Company and the Sellers of their respective obligations hereunder and to the following additional conditions:

     (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless SBI agrees in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 9:30 AM, New York City time, on the business day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Trust Prospectus or the U.S. Company Prospectus, or any supplements thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or U.S. Company Prospectus, and any such supplements, will be filed in the manner and within the time period required by such Rule; no stop order suspending the effectiveness of the Trust Registration Statement or any part thereof or the Company Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Ontario Securities Commission or the Commission; and all requests for additional information on the part of the Ontario Securities Commission or the Commission shall have been complied with to the reasonable satisfaction of SBI.

     (b) SBI shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, with respect to such matters as SBI may reasonably request.

     (c) SBI shall have received the opinion of Ogilvy Renault, Canadian counsel for the Company and the Sellers, dated the Closing Date, in form and substance satisfactory to SBI, to the effect that:

       (i)       each of the Company, Plastibec Limited, Roybridge
                 Investments Limited, Royal Building Systems (Canada) Limited, Royal Plastics Inc. and Royplast Limited (collectively, other than the Company, the "Canadian Opinion Subsidiaries") is a corporation amalgamated, continued or incorporated, as the case may be, and is validly subsisting under the laws of the jurisdiction of its amalgamation, continuance or incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Canadian Prospectus and the U.S. Company Prospectus, and is duly qualified as an extra-provincial corporation under the laws of the Province of Ontario or Quebec to the extent required by applicable law;

       (ii) the certificates for the Shares comply in all material respects with the applicable requirements of the Canada Business Corporation Act; and the holders of outstanding multiple voting shares or subordinate voting shares of the Company are not entitled to preemptive or other rights to subscribe for the Shares;

       (iii) the statements in the Canadian Prospectus and the U.S. Company Prospectus under the heading "Description of Share Capital," insofar as they purport to summarize certain provisions of the Shares and the Articles of Incorporation of the Company, provide a fair summary of such provisions, and under the headings "Certain Income Tax Considerations," insofar as they purport to describe the provisions of the laws of Canada, fairly summarize the matters therein described; and the statements in the Trust Prospectus under the headings "Risk Factors--Risk Relating to Bankruptcy of the Sellers" and "Certain Canadian Income Tax Considerations," insofar as they purport to describe the provisions of the laws of Canada, fairly summarize the matters therein described;

       (iv) this Agreement has been duly authorized, executed and delivered by the Company;

       (v) neither the performance of this Agreement by the Company, nor the distribution of the Shares and the consummation of the other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles of Incorporation or By-laws of the Company or the terms of any material indenture or other agreement or instrument and to which the Company or any of its subsidiaries is a party or bound (as identified by the Company to such counsel);

       (vi) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in Canada is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained;

       (vii) the Company is eligible to file a short form prospectus with the Ontario Securities Commission and use the PREP Procedures in respect of the Shares;

       (viii) a receipt has been obtained in respect of the Canadian Prospectus from the Ontario Securities Commission, and to the best of such counsel's knowledge the Ontario Securities Commission has not revoked such receipt; all necessary authorizations, approvals, permits, consents and orders have been obtained under the securities laws of the Province of Ontario to permit the Shares to be delivered in accordance with the terms of the Contracts; and no other authorization, approval, permit, consent or license of any government, governmental instrumentality or court of Canada or of the Province of Ontario is required for the issuance, sale and delivery of the DECs and the delivery of the Shares in accordance with the terms of the Contracts;

       (ix) insofar as matters of Canadian law are concerned, the Company Registration Statement and the filing of the Company Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Company Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

       (x) the submission by the Company, each Seller and each Corporate Seller Control Person in Section 14 hereof to the jurisdiction of any New York Court (as defined herein), and service of process effected in the manner set forth in Section 14 hereof, in each case will be recognized by the courts of the Provinces of Ontario and Quebec as conferring jurisdiction on any New York Court; the submission by each Seller and each Corporate Seller Control Person in Section 8.9 of the applicable Contract, Section 10(e)(ii) of the applicable Collateral Agreement and Section ___ of the applicable Collateral Agency Agreement to the jurisdiction of any New York Court (as defined therein), and service of process effected in the manner set forth in such Section 8.9, 10(e)(ii) or ____ thereof, in each case will be recognized by the courts of the Provinces of Ontario and Quebec as conferring jurisdiction on any New York Court; the laws of the Provinces of Ontario and Quebec permit an action to be brought in an Ontario or Quebec court on any final and conclusive judgment in personam of a court of the State of New York or a federal court sitting in the State of New York (each, a "New York Court"), that is not impeachable as void or voidable under New York law, for a sum certain if: (A) the court rendering such judgment properly exercised jurisdiction over the judgment debtor, as recognized by the courts of the Provinces of Ontario and Quebec; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Provinces of Ontario and Quebec and the federal laws of Canada applicable therein or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws in the Provinces of Ontario and Quebec; (D) no new admissible evidence relevant to the action is discovered prior to the rendering of judgment by the court in the Provinces of Ontario and Quebec; (E) the action to enforce such judgment is commenced within the relevant limitation period prescribed under the laws of the Provinces of Ontario and Quebec; and (F) in the case of a judgment obtained by default, there has been no manifest error in the granting of such judgment;

       (xi) the Canadian Prospectus and any Supplementary Material in connection with the offering of the Shares (including the PREP Information if applicable, but excluding the financial, statistical and accounting information included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the Canadian Securities Laws, including the PREP Procedures, if applicable, as interpreted and applied by the Ontario Securities Commission in connection with the transactions contemplated by this Agreement;

       (xii) no stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of Ontario, the Province of Quebec or the federal laws of Canada applicable therein in connection with the creation, issuance and delivery to SBI of the DECS or the authorization, execution and delivery of the Contracts and this Agreement;

       (xiii) to the best of such counsel's knowledge without a specific investigation for the purposes of this opinion, there is no action, proceeding or investigation pending of threatened against the Company which questions the validity of the issuance of the DECS or the offering thereof by SBI;

       (xiv)      each of the Sellers is a corporation
                  incorporated and validly subsisting under the laws of the Province of Ontario or Canada;

       (xv) this Agreement has been duly authorized, executed and delivered by each of the Sellers; each of the Contracts, the Collateral Agreements, the Collateral Agency Agreement and the Reimbursement Agreement have been duly authorized, executed and delivered by each Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of such Seller, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and to general equitable principles; and the compliance by each Seller with all of the provisions of this Agreement, the Contract, Collateral Agreement and the Collateral Agency Agreement to which such Seller is a party and the Reimbursement Agreement, and the consummation of the transactions herein and therein contemplated, will not violate any statute, rule or regulation or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over any Seller or any of its properties;

       (xvi) this Agreement has been duly executed and delivered by each of the Corporate Seller Control Persons; each of the Contracts to which it is a party and the Reimbursement Agreement has been duly executed and delivered by each Corporate Seller Control Person and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of such Corporate Seller Control Person, enforceable against such Corporate Seller Control Person in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and to general equitable principles; and the compliance by each Corporate Seller Control Person with all of the provisions of this Agreement, the Contract to which it is a party and the Reimbursement Agreement, and the consummation of the transactions herein and therein contemplated, will not result in a breach or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on an annexed schedule furnished by such Corporate Seller Control Person and which such Corporate Seller Control Person has represented lists all material agreements and instruments to which such Corporate Seller Control Person is a party or by which such Corporate Seller Control Person is bound or to which any of the property or assets of such Corporate Seller Control Person is subject, nor will such action violate any statute, rule or regulation or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over any Corporate Seller Control Person or any of his properties;

       (xvii) no consent, approval, license, authorization, order or validation of, and no filing recording or registration with, any governmental authority, agency or body or, to such counsel's knowledge, any court is required for the compliance by each Seller with all of the provisions of this Agreement, each of the Contract, the Collateral Agreement and the Collateral Agency Agreement to which such Seller is a party and the Reimbursement Agreement, except such as have been obtained;

       (xviii) no consent, approval, license, authorization, order or validation of, and no filing recording or registration with, any governmental authority, agency or body or, to such counsel's knowledge, any court is required for the compliance by each Corporate Seller Control Person with all of the provisions of this Agreement, the Contract and the Reimbursement Agreement, except such as have been obtained;

       (xix) a spouse of any Corporate Seller Control Person does not have any claims with respect to the Collateral (as defined therein) pledged thereunder that may be superior to the rights of the Trust in such Collateral in the event of a change in the marital status of such Corporate Seller Control Person;

       (xx)       each Contract, Collateral Agreement and
                  Collateral Agency Agreement against the related Seller will be
                  (A) binding on and legally enforceable against the estate of a deceased Corporate Seller Control Person or the legal representative, attorney, or guardian of a Corporate Seller Control Person who becomes legally incapable and (B) binding on and legally enforceable against any Seller despite the death or legal incapacity of any office, director, or shareholder of such Seller;

       (xxi) insofar as the laws of the Provinces of Ontario and Quebec are applicable thereto, each Collateral Agreement creates a valid security interest in favour of the Collateral Agent in the Collateral (as defined therein) in which the Seller now has rights, and is sufficient to create a valid security interest in favour of the Collateral Agent in any Collateral (as defined therein) in which the Seller hereafter acquires rights when those rights are acquired by the Seller, in each case to secure performance of the obligations described therein as being secured thereby;

       (xxii) assuming the deposit and maintenance of the Multiple Voting shares pledged as Collateral (as defined therein) under the applicable Collateral Agreement, the law of the Province of Ontario will govern the perfection of the security interest therein in favor of the Collateral Agent;

       (xxiii) registration has been made in all public offices provided for under the laws of the Provinces of Ontario and Quebec and the federal laws of Canada where such registration is necessary or desirable to preserve, protect or perfect the security interests created by the Collateral Agreement in favour of the Collateral Agent in the Collateral (as defined therein) and no other registration, notice or other action is necessary or desirable to preserve, protect or perfect the security interest created by the Collateral Agreement in favour of the Collateral Agent;

       (xxiv) such counsel has conducted, or has caused to be conducted, the searches identified in Schedule A to the opinion for filing or registrations made in those offices of public record in Ontario, in each case as of the dates set forth in such schedule;

       (xxv) a financing statement has been registered on behalf of the Collateral Agent under the Personal Property Security Act (Ontario) for a term acceptable to the Trust [add equivalent provision for Quebec]; and

       (xxvi)     [opinion re: Collateral Agency Agreement].

     In addition, such counsel shall state in a separate letter that, with respect to each Corporate Seller, assuming compliance by such Corporate Seller and the applicable Corporate Seller Control Person with their obligations and agreements under the Contract to which such Seller and Corporate Seller Control Person are parties, a court in any bankruptcy, insolvency or similar proceeding should not be able to find a sufficient degree of intermingling to justify an order of substantive consolidation, as such term is construed under the Canadian insolvency laws, with respect to such Corporate Seller. Such counsel shall further state that equitable remedies are available to ensure the compliance of such Seller and Corporate Seller Control Person with such obligations and agreements.

     Furthermore, such counsel shall state in a separate letter that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Sellers, SBI and counsel for SBI, at which conferences the contents of the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus (except to the extent specified elsewhere in such opinion or with reference to such counsel), no facts have come to the attention of such counsel that lead such counsel to believe that, at the Company Effective Date, the Company Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Canadian Prospectus or the U.S. Company Prospectus, at the date thereof or the Closing Date, includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial, statistical and accounting information contained or incorporated by reference in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of Ontario, the Province of Quebec or Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for SBI and
(B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Canadian Prospectus or the U.S. Company Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

            (d) SBI shall have received the opinion of Douglas Dunsmuir, general counsel for the Company, dated the Closing Date, in form and substance satisfactory to SBI, to the effect that:

           (i) all the outstanding shares of capital stock of each of the Opinion Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Canadian Prospectus and the U.S. Company Prospectus, all outstanding shares of capital stock of each of the Opinion Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

           (ii) the outstanding subordinate voting shares of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares are listed on the TSE and the ME; and except as set forth in the Canadian Prospectus and the U.S. Company Prospectus (or as may be issued pursuant to employee stock option plans described therein), no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

           (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of their respective properties of a character required to be disclosed in the Canadian Prospectus which is not adequately disclosed in the Canadian Prospectus;

           (vi) neither the performance of this Agreement by the Company, nor the distribution of the Shares and the consummation of the other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles of Incorporation or By-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

           (v) no holders of securities of the Company other than the Sellers have rights to the registration of such securities under the Company Registration Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of Ontario, the Province of Quebec or Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for SBI and
(B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Canadian Prospectus or the U.S. Company Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

           (e) SBI shall have received the opinion of special Texas counsel to the Company, dated the Closing Date, in form and substance satisfactory to SBI, to the effect that Novo Industries L.P. (together with the Canadian Opinion Subsidiaries and the U.S. Opinion Subsidiaries, the "Opinion Subsidiaries") has been duly established and is validly existing as a limited partnership in good standing under the laws of the jurisdiction in which it is established, with full power and authority to own its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification;

           (f) SBI shall have received the opinion of Shearman & Sterling, U.S. counsel for the Company, dated the Closing Date, in form and substance satisfactory to SBI, to the effect that:

           (i) each of Roybridge Investments (U.S.A.) Limited and Royal Plastics Group (U.S.A.), LLC (the "U.S. Opinion Subsidiaries" has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Canadian Prospectus and the U.S.

                  Company Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification;

         (ii)     the statements set forth in the Canadian
                  Prospectus and the U.S. Company Prospectus under the caption "Certain Income Tax Considerations--United States Federal Income Tax Considerations," insofar as they purport to describe the provisions of the law, are accurate and fair summaries of the matters stated therein;

         (iii) the Company is not and, after giving effect to the offering and sale of the Shares contemplated by this Agreement and the application of the proceeds thereof as described in the Canadian Prospectus and the U.S. Company Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

         (iv) the Shares have been duly authorized for listing on the NYSE;

         (v) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States or the State of New York is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been made or obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares or the DECS by SBI in the manner contemplated in this Agreement in the United States;

         (vi) on October ___, 1997 a prospectus was filed with the Commission pursuant to General Instructions II.L of Form F-10 under the Securities Act in the manner and within the time period required by General Instructions II.L of Form F-10 under the Securities Act, and on November ____, 1997 at _____ P.M., a member of the Staff of the Commission advised such counsel orally that there was no stop order suspending the effectiveness of the Registration Statement;

         (vii) assuming that the Canadian Prospectus and the Final PREP Prospectus are in compliance with all applicable Canadian federal and provincial laws, and the rules and regulations thereunder, the Company Registration Statement and the U.S. Company Prospectus (except for financial, statistical and accounting information included therein, as to which such counsel need express no opinion) and the Form F-X (filed by the Company with the Commission on October 9, 1997), as of their respective issue dates, appeared on their face to be appropriately responsive in all material respects with the Act and the applicable rules and regulations of the Commission thereunder; and the documents incorporated by reference in the U.S. Company Registration Statement and the U.S. Company Prospectus (except for financial, statistical and accounting information included therein, as to which such counsel need express no opinion), at the time they were filed with the Commission, appeared on their face to have been appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

         (viii) assuming the due authorization, execution and delivery of this Agreement under Canadian federal and Ontario law, this Agreement has been duly executed and delivered by the Company, the Sellers and the Corporate Seller Control Persons;

         (ix) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States or the State of New York is required for the compliance by each Seller or Corporate Seller Control Person with all of the provisions of this Agreement, the Contract, Collateral Agreement and Collateral Agency Agreement to which such Seller is a party and the Reimbursement Agreement, except such as have been made or obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares or the DECS by SBI in the manner contemplated in this Agreement in the United States;

         (x) none of the Sellers is and, after giving effect to the transactions contemplated by this Agreement and the application of the proceeds thereof as described in the Canadian Prospectus and the U.S. Company Prospectus, will be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

         (xi) the Contracts and the Collateral Agreements create a valid security interest in favor of the Collateral Agent for the benefit of the Trust in the Shares pledged thereunder as security for the performance by the applicable Seller of its obligations under the Contract to which such Seller is a party and to secure the observance and performance of the covenants and agreements of the applicable Seller contained in the Contract and the Collateral Agreement to which such Seller is a party (the "Obligations"); and upon delivery to the Collateral Agent for the benefit of the Trust in the State of New York of the certificates in registered form representing Subordinate Voting Shares and assuming the maintenance of the Subordinate Voting Shares in the State of New York, the Collateral Agent for the benefit of the Trust will have a perfected, first priority security interest in the Subordinate Voting Shares to secure the Obligations;

         (xii) the Contracts and the Collateral Agreements create a valid security interest in favor of the Collateral Agent for the benefit of the Trust in the multiple voting shares of the Company (the "Multiple Voting Shares") pledged thereunder as security for the performance by the applicable Seller of its obligations under the Contract to which such Seller is a party and to secure the observance and performance of the covenants and agreements of the applicable Seller contained in the Collateral Agreement and the Contract to which such Seller is a party; and assuming delivery of such Multiple Voting Shares to the Sub-Collateral Agent in the Province of Ontario, perfection of such security interest will be governed by the law of the Province of Ontario pursuant to
                  Section 9-103(6)(b) of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); and

         (xiii) each holder of the DECS will own the Shares delivered to the Trust in respect of such holder's Contract pursuant to Section
                 2.7 of the Trust Agreement free of any adverse claims (within the meaning of Section 8-303 of the New York UCC), assuming such holder of DECS has acquired its interest in such Shares without notice of any adverse claims and that security certificates in registered form evidencing such Shares are registered in the name of such holder of DECS, or indorsed to such holder or in blank, and delivered to such holder of DECS in the State of New York.

     In addition, such counsel shall state in a separate letter to be addressed to SBI that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Sellers and counsel for the Sellers, SBI and counsel for SBI, at which conferences the contents of the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus (except to the extent specified elsewhere in such opinion or with reference to such counsel), no facts have come to the attention of such counsel that lead such counsel to believe that, at the Company Effective Date, the Company Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Canadian Prospectus or the U.S. Company Prospectus, at the date thereof or the Closing Date, includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial, statistical and accounting information contained or incorporated by reference in the Company Registration Statement, the Canadian Prospectus or the U.S. Company Prospectus).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for SBI and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Canadian Prospectus or the U.S. Company Prospectus in this paragraph (f) include any supplements thereto at the Closing Date.

     (g) SBI shall have received from Lang Michener, Canadian counsel for SBI and the Trust, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents, the Company Registration Statement, the Canadian Prospectus (together with any supplement thereto) and the U.S. Company Prospectus (together with any supplement thereto) and other related matters as SBI may reasonably require, and the Trust, the Company, the Sellers and the Corporate Seller Control Persons shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (h) SBI shall have received from Cleary, Gottlieb, Steen & Hamilton, U.S. counsel for SBI and the Trust, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents, the Company Registration Statement, the Canadian Prospectus (together with any supplement thereto) and the U.S. Company Prospectus (together with any supplement thereto) and other related matters as SBI may reasonably require, and the Trust, the Company, the Sellers and the Corporate Seller Control Persons shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (i) The Trust shall have furnished to SBI a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

           (i) the representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

           (ii) no stop order suspending the effectiveness of the Trust Registration Statement or the use of the Trust Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

     (j) The Company shall have furnished to SBI a certificate of the Company, signed by the Chairman of the Board and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Canadian Prospectus, the U.S. Company

Prospectus, any supplements to the Canadian Prospectus or the U.S. Company Prospectus and this Agreement and that:

           (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

           (ii) no order having the effect of ceasing or suspending the distribution of the Shares has been issued by the Ontario Securities Commission and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened, and no stop order suspending the effectiveness of the Company Registration Statement or the use of the U.S. Company Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

           (iii) subsequent to the Execution Time, there has not been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; and

           (iv) since the date of the most recent financial statements included in, or incorporated by reference in, the Canadian Prospectus and the U.S. Company Prospectus (in each case exclusive of any supplement thereto), there has been no Company Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Company Prospectus (exclusive of any supplement thereto).

     (k) Each of the Sellers and the Corporate Seller Control Persons shall have furnished to SBI a certificate, dated the Closing Date, reasonably satisfactory to SBI as to the accuracy of the respective representations and warranties of such Seller or Corporate Seller Control Person herein at and as of the Closing Date, as to the performance by such Seller or Corporate Seller Control Person of all of such Seller's or Corporate Seller Control Person's obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as SBI may reasonably request.

     (l) At the Execution Time and at the Closing Date, KPMG shall have furnished to SBI a letter or letters, dated as of such dates, in form and substance satisfactory to SBI, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and that they have performed a review of the Company's unaudited condensed financial information for the nine-month periods ended June 30, 1997 and June 30, 1996 in accordance with the standards established by the Canadian Institute of Chartered Accountants and stating in effect that:

           (i) in their opinion the audited financial statements included in the Company Registration Statement, the Canadian Prospectus and the U.S. Company

      Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the related published rules and regulations with respect to registration statements on Form F-10 and the Canadian Securities Laws;

           (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established by the Canadian Institute of Chartered Accountants of the unaudited condensed consolidated interim financial information for the nine-month period ended June 30, 1997, and as at June 30, 1997; carrying out certain specified procedures (but not an examination in accordance with generally accepted audited standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, the Board of Directors and the audit committee of the Company and the Subsidiaries; the inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to whether the unaudited consolidated financial statements included in the registration statement are presented, in all material respects, on a basis consistent with that of the audited financial statements, nothing came to their attention which caused them to believe that:

                 (1) the unaudited consolidated financial statements included in the Company Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act, the applicable rules and regulations thereunder and the Canadian Securities Laws or that the unaudited consolidated financial statements are not presented, in all material respects, in accordance with accounting principles generally accepted in Canada for interim reporting purposes applied on a basis consistent with the audited consolidated financial statements; or

                 (2) with respect to the period subsequent to the date of the most recent financial statements (other than capsule information), audited or unaudited, included in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any material increases in the term debt of the Company and its subsidiaries, any material change in the number of issued shares of capital stock of the Company, any material decreases in the total assets or shareholders' equity of the Company or any material decreases in the excess of current assets over current liabilities of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus, or for the period from the date of the most recent financial statements included in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net sales, operating margin, earnings before income taxes and minority interest or total or per share amounts of earnings of the Company and its subsidiaries; except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by SBI; and

           (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement, the Canadian Prospectus and the U.S. Company Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

     References to the Canadian Prospectus or the U.S. Company Prospectus in this paragraph (l) include any supplement thereto at the date of the letter.

     (m) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the Trust Registration Statement and the Company Registration Statement (exclusive of any amendment thereof) and each of the Trust Prospectus, the Canadian Prospectus and the U.S. Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (l) of this Section 9 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its direct and indirect subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of SBI, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus, the Canadian Prospectus and the U.S. Company Prospectus (in either case, exclusive of any supplement thereto).

     (n) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (o) At the Execution Time, the Company shall have furnished to SBI letters substantially in the form of Exhibit A hereto from the directors and officers of the Company.

     (p) The DECS shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     (q) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (r) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to which such Seller is a party to be initially pledged and assigned by such Seller thereunder in accordance with the requirements of such Collateral Agreement.

     (s) The underwriting agreement (the "Secondary Offering Underwriting Agreement") relating to the offer and sale of subordinate voting shares by certain selling shareholders of the Company shall have been executed and delivered by, and valid, binding and enforceable with respect to, all parties thereto, and each selling shareholder thereunder shall have delivered to SBI and the other underwriters party thereto the number of subordinate voting shares required under the Secondary Offering Underwriting Agreement in exchange for payment therefor by SBI and the other underwriters party thereto.

     (t) Prior to the Closing Date, the Trust, the Company and each of the Sellers and the Corporate Seller Control Persons shall have furnished to SBI such further information, certificates and documents as SBI may reasonably request.

     If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to SBI and counsel for SBI, this Agreement and all obligations of SBI hereunder may be canceled at, or at any time prior to, the Closing Date by SBI. Notice of such cancellation shall be given to the Trust and the Company in writing or by telephone or facsimile confirmed in writing.

     11. Expenses. (a) Each of the Sellers (and the related Corporate Seller Control Persons), severally in proportion to the number of "Total Shares" set forth opposite the names of the Sellers on Schedule I hereto, will pay all expenses incident to the performance by the Trust and each Seller of their respective obligations under this Agreement and their Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto,
(ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to SBI, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of the Sellers' counsel and other advisors, (vi) the qualification of the DECS under securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for SBI in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to SBI of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the DECS, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to SBI in connection with, securing any required review by the

NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the NYSE and
(xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. The Sellers and the Corporate Seller Control Persons severally (in proportion to the number of "Total Shares" set forth opposite the names of the Sellers on
Schedule I hereto) will reimburse SBI on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement to be dated as of the Closing Date between SBI and BoNY) and for the up-front fees of the trustees of the Trust paid by SBI.

     (b) The Company will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement and the Canadian Prospectus (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under Canadian federal, provincial or state securities laws in accordance with the provisions of Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of the counsel for SBI in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to SBI of copies of each Canadian Preliminary Prospectus, U.S. Preliminary Company Prospectus, the Canadian Prospectus and any amendments or supplements thereto and the U.S. Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to SBI in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, the TSE and the ME.

     (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of SBI set forth in Section 10 hereof is not satisfied, because of any termination pursuant to Section 13 hereof or because of any refusal, inability or failure on the part of the Company or any Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by SBI, the Company, each of the Sellers and each of the Corporate Seller Control Persons jointly and severally will reimburse SBI upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by SBI in connection with the proposed purchase and sale of the DECS.

     12. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Trust, each of the Trustees, SBI, the directors, officers, employees and agents of SBI, and each person who controls the Trust or SBI within the meaning of the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Canadian Preliminary Company Prospectus, any U.S. Preliminary Prospectus, the Canadian Prospectus, or in any amendment thereof or supplement thereto, or the U.S. Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document in reliance upon and in conformity with (i) written information furnished to the Company by SBI specifically for inclusion therein or (ii) written information relating to a Seller furnished to the Company by such Seller specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Subject to paragraph (g) of this Section 12, each Seller and each Corporate Seller Control Person agrees to indemnify and hold harmless the Trust, each of the Trustees, SBI, the directors, officers, employees and agents of SBI, and each person who controls the Trust or SBI within the meaning of the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Company Registration Document or (ii) the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document, a "Trust Registration Document"), or arise out of or are based upon the omission or alleged omission to state in any Company Registration Document or Trust Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Sellers and the Corporate Seller Control Persons will not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document or Trust Registration Document in reliance upon and in conformity with written information furnished to the Company or the Trust by SBI specifically for inclusion therein. This indemnity agreement will be in addition to any liability which any Seller may otherwise have.

     (c) SBI agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Company Registration Statement, and each person who controls the Company within the meaning of either the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity in paragraph (a) from the Company to SBI, but only with reference to written information furnished to the Company by SBI specifically for inclusion in the Company Registration Documents. This indemnity agreement will be in addition to any liability which SBI may otherwise have. The Company acknowledges that the statements set forth in the first paragraph of the inside cover page and the third and ninth paragraphs under the heading "Plan of Distribution" in any Canadian Preliminary Prospectus, any U.S. Preliminary Company Prospectus, the Canadian Prospectus or the U.S. Company Prospectus constitute the only information furnished in writing by or on behalf of SBI for inclusion in the Company Registration Documents, and SBI confirms that such statements are correct.

     (d) SBI agrees to indemnify and hold harmless each Seller and each Corporate Seller Control Person to the same extent as the foregoing indemnity in paragraph (b) from such Seller and Corporate Seller Control Person to SBI, but only with reference to written information furnished to the Company or the Trust by SBI specifically for inclusion in the Company Registration Documents or the Trust Registration Documents. This indemnity agreement will be in addition to any liability which SBI may otherwise have. Each Seller and each Corporate Seller Control Person acknowledges that the statements set forth in the first paragraph of the inside cover page and the third and ninth paragraphs under the heading "Plan of Distribution" in any Canadian Preliminary Prospectus, any U.S. Preliminary Company Prospectus, the Canadian Prospectus or the U.S. Company Prospectus and in the last paragraph of the cover page, the first paragraph of the inside cover page and the third and eleventh paragraphs under the heading "Underwriting" in any Preliminary Trust Prospectus or the Trust Prospectus constitute the only information furnished in writing by or on behalf of SBI for inclusion in the Company Registration Documents or the Trust Registration Documents, and SBI confirms that such statements are correct.

     (e) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of its counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (f) In the event that the indemnity provided in paragraph (a), (b), (c) or
(d) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, each Seller, each Corporate Seller Control Person and SBI agree as among themselves to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, each Seller, each Corporate Seller Control Person and SBI may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by such Seller, by such Corporate Seller Control Person and by SBI from the offering of the DECS; provided, however, that in no case shall SBI be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by SBI hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, each Seller, each Corporate Seller Control Person and SBI shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, such Seller, such Corporate Seller Control Person and SBI in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Company and the Sellers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by SBI shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between the Company and SBI, the Company shall be deemed for this purpose to have received such total net proceeds as
are received by the Trust.   Relative fault
shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, a Seller, a Corporate Seller Control Person or SBI. The Company, each Seller, each Corporate Seller Control Person and SBI agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls SBI within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of SBI shall have the same rights to contribution as SBI, and each person who controls the Company or any Seller within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company or such Seller, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (f).

     (g) The liability of each of the Sellers and the related Corporate Seller Control Person under paragraph (b)(i) of this Section 12 with respect to any Company Registration Document shall be limited to an amount equal to the initial public offering price of a portion of the DECS equal to such Seller's proportionate share of the total Shares listed on Schedule I hereto, less the underwriting discount with respect to such DECS.

     13. Termination. This Agreement shall be subject to termination in the absolute discretion of SBI, by notice given to the Trust, the Sellers and the Company prior to delivery of and payment for the DECS, if prior to such time
(i) trading in the Company's common stock shall have been suspended by the securities commission or regulatory authority of any province of Canada, the Commission, the TSE or the NYSE or trading in securities generally on the TSE or the NYSE shall have been suspended or limited or minimum prices shall have been established on the TSE or the NYSE, (ii) a banking moratorium shall have been declared by either Canadian federal, Ontario, U.S. federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by Canada or the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of Canada or the United States is such as to make it, in the judgment of SBI, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

     14. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, the Sellers, the Corporate Seller Control Persons or their respective officers, if applicable, and of SBI set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of SBI, the Trust, the Company, the Sellers, the Corporate Seller Control Persons or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

     15. Jurisdiction. The Company, each of the Sellers and each of the Corporate Seller Control Persons agree that any legal suit, action or proceeding against the Company, any of the Sellers or any of the Corporate Seller Control Persons brought by SBI or by any person who controls SBI within the meaning of the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon this Agreement or the transactions contemplated hereby may be initiated in any state or federal court in the Borough of Manhattan in The City of New York, New York, and waive any objection which any of them may now or hereafter have to the laying of venue for any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any legal suit, action or proceeding. The Company, each of the Sellers and each of the Corporate Seller Control Persons have appointed Novo Industries, L.P. as the authorized agent (the "Authorized Agent") for each of them upon whom process may be served in any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby which may be instituted in any state or federal court in the Borough of Manhattan in The City of New York, New York, by SBI or by any person who controls SBI within the meaning of the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Company, each Seller and each of the Corporate Seller Control Persons represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company, each Seller and each Corporate Seller Control Person agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company (in all cases) and to the applicable Seller or Corporate Seller Control Person, as the case may be, shall be deemed, in every respect effective service of process upon the Company, such Seller or such Corporate Seller Control Person, as the case may be. Notwithstanding the foregoing, any action based on this Agreement may be instituted by SBI or by any person who controls SBI within the meaning of the Act, the Exchange Act or any Canadian federal or provincial or other U.S. federal or state statutory law or regulation, at common law or otherwise, in any competent court in Canada.

     16. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to SBI, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to the Trust, will be mailed, delivered or telegraphed and confirmed to it c/o Puglisi & Associates at 850 Library Avenue, Suite 204, Newark, Delaware 19715, Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered, telegraphed and confirmed to it at 1 Royal Gate Boulevard, Woodbridge, Ontario, Canada L4L 827,
Attention: Secretary; if sent to the Sellers, will be mailed, delivered or telegraphed and confirmed to them at the address set forth on Schedule III hereto; and if sent to the Corporate Seller Control Persons, will be mailed, delivered or telegraphed and confirmed to them c/o Royal Group Technologies Limited at 1 Royal Gate Boulevard, Woodbridge, Ontario, Canada L4L 827.

     17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

     18. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, the Sellers, the Corporate Seller Control Persons and SBI.

                                        Very
                                             truly yours,

                                        DECS
                                             Trust II


                                        By:
                                             ____________________________
                                           Name:
                                           Title:

                                        Royal
                                             Group Technologies Limited


                                        By:_____________________________
                                           Name:
                                           Title:


                                        SELLERS

                                           1260333 Ontario Limited


                                        By:_____________________________
                                           Name:
                                           Title:


                                           3422543 Canada Inc.


                                        By:______________________________
                                           Name:
                                           Title:

                                           1260334 Ontario Limited


                                        By:_____________________________
                                           Name:
                                           Title:

                                        3422461 Canada Inc.


                                        By:_____________________________
                                           Name:
                                           Title:


                                           3422470 Canada Inc.


                                        By:_____________________________
                                           Name:
                                           Title:


                                           3422488 Canada Inc.


                                        By:_____________________________
                                           Name:
                                           Title:

                                        CORPORATE SELLER CONTROL PERSONS


                                           ________________________________

                                                Vic De Zen



                                        ________________________________

                                          Domenic D'Amico



                                        ________________________________

                                           Fortunato Bordin



                                        ________________________________

                                             Gary
                                                  Brown



                                        ________________________________

                                           Douglas Dunsmuir

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

Salomon Brothers Inc

By:___________________________
     Vice President

                                   SCHEDULE I

                                List of Sellers

                         Corporate Seller                           Option     Total
        Seller           Control Person        Underwritten Shares  Shares    Shares
1260333 Ontario Limited  Vic De Zen                      1,636,250        0  1,636,250
3422543 Canada Inc.      Vic De Zen                        363,750  427,500    791,250
1260334 Ontario Limited  Domenic D'Amico                   500,000        0    500,000
3422461 Canada Inc.      Fortunato Bordin                  500,000        0    500,000
3422470 Canada Inc.      Gary Brown                        100,000        0    100,000
3422488 Canada Inc.      Douglas Dunsmir                    50,000        0     50,000
                                               -------------------  -------  ---------
Total                                                    3,150,000  427,500  3,577,500
                                               ===================  =======  =========

                                  SCHEDULE II

                         List of Material Subsidiaries

Plastibec Limited
Roybridge Investments Limited
Royal Building Systems (Canada) Limited
Royal Plastics Inc.
Royplast Limited
Novo Industries L.P.
Roybridge Investments (U.S.A.) Limited
Royal Plastics Group (U.S.A.), LLC

                                  SCHEDULE III

                                    Notices

        Seller                                  Address
1260333 Ontario Limited
3422543 Canada Inc.
1260334 Ontario Limited
3422461 Canada Inc.
3422470 Canada Inc.
3422488 Canada Inc.

                                                                       EXHIBIT A

                                                                          , 1997

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among DECS Trust II, a Delaware statutory business trust (the "Trust"), Royal Group Technologies Limited, a corporation organized under the laws of Canada (the "Company"), the Sellers named therein and Salomon Brothers Inc relating to an underwritten public offering of DECS of the Trust, representing beneficial interests in contracts relating to subordinate voting shares, without par value, of the Company ("Subordinate Voting Shares").

     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees not to offer for sale, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or cause the filing of any registration statement under the Securities Act of 1933 with respect to, any Subordinate Voting Shares beneficially owned by the undersigned or any securities convertible into, or exchangeable for, or warrants to acquire, Subordinate Voting Shares for a period of 60 days following the day on which the Underwriting Agreement is executed without the prior written consent of Salomon Brothers Inc, other than Subordinate Voting Shares disposed of (i) pursuant to the Underwriting Agreement and the undersigned seller's Contract (as defined in the Underwriting Agreement), (ii) pursuant to the Secondary Offering Underwriting Agreement (as defined in the Underwriting Agreement) or (iii) as bona fide gifts approved by SBI.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                    Very truly yours,

                                    _________________________________



                                       A-1